Equipment	12 Months Ended
Dec. 31, 2023
Equipment.
Equipment

Note 16 Equipment

	December 31,
	2023	2022
Cost at opening balance	11,167	7,073
Acquisition for the year	12,788	2,512
Disposal for the year	(65)	—
Exchange differences	260	1,582
Cost at closing balance	24,150	11,167

Depreciation at opening balance	(3,700)	(764)
Depreciation for the year	(4,234)	(2,106)
Exchange differences	(164)	(830)
Depreciation at closing balance	(8,098)	(3,700)

Net book value	16,053	7,468

	December 31,
Depreciation on equipment is included in the statement of income under the sub-items:	2023	2022	2021
Research and development expenses	1,315	579	59
Marketing and selling expenses	1,057	806	176
Administrative expenses	1,862	721	230
	4,234	2,106	465

Equipment is depreciated on a straight-line basis over the expected useful life.

The Group’s expected useful life is:

-Equipment – 5 years
-Computers – 5 years